EXHIBIT 1

                             JOINT FILING AGREEMENT

            In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of us of a statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Westinghouse Air Brake Company, a Delaware corporation, and that any amendments thereto filed by any of us will be filed on behalf of each of us. This Agreement may be included as an exhibit to such joint filing.

                                   VESTAR EQUITY PARTNERS, L.P.

                                   By:  Vestar Associates, L.P.
                                   Its:  General Partner

                                   By:  Vestar Associates Corporation
                                   Its:  General Partner

                                   By:     /s/ James P. Kelley
                                          --------------------------------------
                                          Name:  James P. Kelley
                                          Title:  Managing Director

                                   VESTAR ASSOCIATES, L.P.

                                   By:  Vestar Associates Corporation
                                   Its:  General Partner

                                   By:     /s/ James P. Kelley
                                          --------------------------------------
                                          Name:  James P. Kelley
                                          Title:  Managing Director

                                   VESTAR ASSOCIATES CORPORATION

                                   By:     /s/ James P. Kelley
                                          --------------------------------------
                                          Name:  James P. Kelley
                                          Title:  Managing Director

                                   VESTAR CAPITAL PARTNERS, INC.

                                   By:     /s/ James P. Kelley
                                          --------------------------------------
                                          Name:  James P. Kelley
                                          Title:  Managing Director


Dated:  March 31, 1997